Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:    Media Relations    CarolAnn Hibbard, 508.661.2264, news@ameresco.com
Investor Relations    Suzanne Messere, 508.598.3044, ir@ameresco.com

Ameresco Reports First Quarter 2013 Financial Results

•	First quarter revenue of $110.1 million

•	First quarter net loss of $1.9 million

•	First quarter net loss per diluted share of $0.04

FRAMINGHAM, MA - May 9, 2013 - Ameresco, Inc. (NYSE:AMRC), a leading energy efficiency and renewable energy company, today announced financial results for the first quarter ended March 31, 2013. The Company has also furnished prepared remarks in conjunction with this press release in a Current Report on Form 8-K. The prepared remarks contain supplemental information, including non-GAAP financial metrics, and have been posted to the “Investor Relations” section of the Company’s website at www.ameresco.com.

Total revenue for the first quarter of 2013 decreased to $110.1 million from $146.6 million, or 25%, for the same period in 2012. First quarter operating income decreased from $3.4 million for 2012 to an operating loss of $2.1 million for 2013. First quarter adjusted EBITDA, a non-GAAP financial measure, decreased from $9.1 million for 2012 to $4.3 million for 2013. First quarter net income decreased from $1.7 million for 2012 to a net loss of $1.9 million for 2013. First quarter 2013 net loss per diluted share was $0.04, compared to net income per diluted share of $0.04 for 2012.

“We had anticipated a more challenging quarter than the typical first quarter seasonality of our business. While revenue was below our expectations, stronger than expected gross profit led to bottom line results ahead of plan,” stated George P. Sakellaris, President and Chief Executive Officer of Ameresco. “We remain encouraged by the continued demand for our energy efficiency solutions as evidenced by an increase in total construction backlog in the first quarter, driven by a 34% year-over-year improvement in awarded projects. We are reaffirming our 2013 guidance based upon our current expectations for revenue growth and profitability in the second half of the year.”

Additional First Quarter 2013 Operating Highlights:

•	Revenue generated from backlog was $65.4 million for the first quarter of 2013, a decrease of 37% year-over-year.

•	All other revenue was $44.7 million for the first quarter of 2013, an increase of 3% year-over-year.

•	Total construction backlog was $1.51 billion as of March 31, 2013 and consisted of:

•
$343.8 million of fully-contracted backlog of signed customer contracts for installation or construction of projects, which we expect to convert into revenue over the next 12-24 months, on average; and

•
$1,164.9 million of awarded projects, representing projects in development for which we do not have signed contracts. Historically, awarded projects have converted to signed contracts over 6-12 months on average. However, we have been experiencing an unusually sustained lengthening of conversion times of awarded projects to signed contracts, a trend we expect to continue.

FY 2013 Guidance
Ameresco is reaffirming our guidance for the fiscal year ending December 31, 2013. We continue to expect to earn total revenue in the range of $620 million to $670 million. We also expect net income for 2013 to be in the range of $18 million to $22 million. Our 2013 guidance is based upon the following assumptions: a challenging first half of 2013; that a seasoned backlog along with a continued focus on converting awarded projects to signed contracts begins to yield results later in the second quarter; a more meaningful improvement in fully-contracted backlog in the second half of 2013; modest to strong revenue growth within a few regions; a gradual improvement in market conditions; 10% year-over-year revenue growth from our all other offerings; and maintaining operating expenses at the current run rate.

Webcast Reminder
Ameresco will hold its earnings conference call today, May 9, at 8:30 a.m. Eastern Time with President and Chief Executive Officer, George Sakellaris, and Vice President and Chief Financial Officer, Andrew Spence, to discuss details regarding the Company’s first quarter 2013 results, business outlook and strategy. Participants may access it by dialing domestically 888.713.4214 or internationally 617.213.4866. The passcode is 68829544. Participants are advised to dial into the call at least ten minutes prior to the call to register. A live, listen-only webcast of the conference call will also be available over the Internet. Individuals wishing to listen can access the call through the “Investor Relations” section of the Company’s website at www.ameresco.com. If you are unable to listen to the live call, the webcast will be archived on the Company’s website shortly after the call and be available for one year.

Pre-Registration for the call is also available at:
https://www.theconferencingservice.com/prereg/key.process?key=PTL74X3RY. Pre-registrants will be issued a pin number to use when dialing into the live call which will provide faster access to the conference by bypassing the operator upon connection.

Use of Non-GAAP Financial Measures
This press release and the accompanying tables include references to adjusted EBITDA, which is a non-GAAP financial measure. For a description of this non-GAAP financial measure, including the reasons management uses this measure, please see the section following the accompanying tables titled “Exhibit A: Non-GAAP Financial Measures”. For a reconciliation of adjusted EBITDA to operating income, the most directly comparable financial measure prepared in accordance with GAAP, please see Other Non-GAAP Disclosure in the accompanying tables.

Prior Period Financial Results
Certain prior period financial information included in this press release and the accompanying tables have been revised from amounts previously reported to reflect our previously reported restatement. See note 2 to our consolidated financial statements included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 18, 2013 for further discussion.

About Ameresco, Inc.
Founded in 2000, Ameresco, Inc. (NYSE:AMRC) is a leading independent provider of comprehensive services, energy efficiency, infrastructure upgrades, asset sustainability and renewable energy solutions for facilities throughout North America. Ameresco’s services include upgrades to a facility’s energy infrastructure and the development, construction and operation of renewable energy plants. Ameresco has successfully completed energy saving, environmentally responsible projects with federal, state and local governments, healthcare and educational institutions, housing authorities, and commercial and industrial customers. With its corporate headquarters in Framingham, MA, Ameresco provides local expertise through its 66 offices in 34 states and five Canadian provinces. Ameresco has more than 900 employees. For more information, visit www.ameresco.com.

Safe Harbor Statement
Any statements in this press release about future expectations, plans and prospects for Ameresco, Inc., including statements about market conditions, pipeline and backlog, as well as estimated future revenues and net income, and other statements containing the words “projects,” “believes,” “anticipates,” “plans,” “expects,” “will” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the timing of, and ability to, enter into contracts for awarded projects on the terms proposed; the timing of work we do on projects where we recognize revenue on a percentage of completion basis, including the ability to perform under recently signed contracts without unusual delay; demand for our energy efficiency and renewable energy solutions; our ability to arrange financing for our projects; changes in federal, state and local government policies and programs related to energy efficiency and renewable energy; the ability of customers to cancel or defer contracts included in our backlog; the effects of our recent acquisitions; seasonality in construction and in demand for our products and services; a customer’s decision to delay our work on, or other risks involved with, a particular project; availability and costs of labor and equipment; the addition of new customers or the loss of existing customers; and other factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2012, filed with the U.S. Securities and Exchange Commission on March 18, 2013. In addition, the forward-looking statements included in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.

AMERESCO, INC. CONSOLIDATED BALANCE SHEETS

	March 31,	December 31,
	2013	2012
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$20,963,260	$63,347,645
Restricted cash	25,749,304	26,358,908
Accounts receivable, net	88,298,744	84,124,627
Accounts receivable retainage	22,151,086	23,197,784
Costs and estimated earnings in excess of billings	43,528,591	62,096,284
Inventory, net	11,494,463	9,502,289
Prepaid expenses and other current assets	8,639,804	9,600,619
Income tax receivable	6,586,390	5,385,242
Deferred income taxes	6,254,639	5,190,718
Project development costs	10,684,119	9,038,725
Total current assets	244,350,400	297,842,841
Federal ESPC receivable	92,979,544	91,854,808
Property and equipment, net	9,735,841	9,387,218
Project assets, net	214,349,626	207,274,982
Deferred financing fees, net	5,943,326	5,746,177
Goodwill	50,379,564	48,968,390
Intangible assets, net	9,423,283	9,742,878
Other assets	3,731,411	4,654,709
	386,542,595	377,629,162
	$630,892,995	$675,472,003

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt	$10,742,963	$12,452,678
Accounts payable	66,404,098	101,007,455
Accrued expenses and other current liabilities	9,540,592	13,157,024
Billings in excess of cost and estimated earnings	23,200,163	22,271,655
Total current liabilities	109,887,816	148,888,812
Long-term debt, less current portion	197,670,955	201,922,172
Deferred income taxes	25,593,697	24,888,229
Deferred grant income	7,892,402	7,590,730
Other liabilities	28,380,724	30,362,869
	$259,537,778	$264,764,000

AMERESCO, INC.
CONSOLIDATED BALANCE SHEETS — (Continued)

	March 31,	December 31,
	2013	2012
	(Unaudited)
Stockholders’ equity:
Preferred stock, $0.0001 par value, 5,000,000 shares authorized, no shares issued and outstanding at March 31, 2013 and December 31, 2012	$—	$—
Class A common stock, $0.0001 par value, 500,000,000 shares authorized, 32,267,938 shares issued and 27,434,654 outstanding at March 31, 2013, 32,019,982 shares issued and 27,186,698 outstanding at December 31, 2012	3,227	3,202
Class B common stock, $0.0001 par value, 144,000,000 shares authorized, 18,000,000 shares issued and outstanding at March 31, 2013 and December 31, 2012	1,800	1,800
Additional paid-in capital	94,806,437	93,141,432
Retained earnings	175,245,645	177,169,717
Accumulated other comprehensive income	685,747	713,194
Non-controlling interest	(92,884)	(27,583)
Less - treasury stock, at cost, 4,833,284 shares	(9,182,571)	(9,182,571)
Total stockholders’ equity	261,467,401	261,819,191
	$630,892,995	$675,472,003

AMERESCO, INC.
CONSOLIDATED STATEMENTS OF (LOSS) INCOME

	Three Months Ended March 31,
	2013	2012
	(Unaudited)	(Unaudited and Restated)
Revenue:
Energy efficiency revenue	$69,820,479	$113,382,670
Renewable energy revenue	40,315,044	33,190,699
	110,135,523	146,573,369
Direct expenses:
Energy efficiency expenses	55,455,258	89,619,775
Renewable energy expenses	33,161,394	27,729,784
	88,616,652	117,349,559
Gross profit	21,518,871	29,223,810
Operating expenses:
Salaries and benefits	11,013,301	14,369,212
Project development costs	4,281,165	4,216,352
General, administrative and other	8,306,902	7,213,456
	23,601,368	25,799,020
Operating (loss) income	(2,082,497)	3,424,790
Other expenses, net	464,313	1,107,739
(Loss) income before (benefit) provision for income taxes	(2,546,810)	2,317,051
Income tax (benefit) provision	(622,738)	581,887
Net (loss) income	$(1,924,072)	$1,735,164
Net (loss) income per share attributable to common shareholders:
Basic	$(0.04)	$0.04
Diluted	$(0.04)	$0.04
Weighted average common shares outstanding:
Basic	45,327,237	44,145,093
Diluted	46,220,748	46,128,417
OTHER NON-GAAP DISCLOSURES
Gross margins:
Energy efficiency revenue	20.6%	21.0%
Renewable energy revenue	17.7%	16.5%
Total	19.5%	19.9%
Operating expenses as a percent of revenue	21.4%	17.6%
Adjusted Earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA):
Operating (loss) income	$(2,082,497)	$3,424,790
Depreciation and amortization of intangible assets	5,698,018	4,939,247
Stock-based compensation	671,101	781,453
Adjusted EBITDA	$4,286,622	$9,145,490
Adjusted EBITDA margin	3.9%	6.2%
Construction backlog:
Awarded	$1,164,907,290	$871,462,874
Fully-contracted	343,828,596	412,676,044
Total construction backlog	$1,508,735,886	$1,284,138,918
Note: Awarded represents estimated future revenues from projects that have been awarded, though the contracts have not yet been signed.

AMERESCO, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended March 31,
	2013	2012
	(Unaudited)	(Unaudited and Restated)
Cash flows from operating activities:
Net (loss) income	$(1,924,072)	$1,735,164
Adjustments to reconcile net (loss) income to cash (used in) provided by operating activities:
Depreciation of project assets	4,010,435	2,605,030
Depreciation of property and equipment	796,546	677,973
Amortization of deferred financing fees	84,148	133,287
Amortization of intangible assets	891,037	1,656,244
Provision for bad debts	42,339	53,636
Unrealized gain on interest rate swap	(389,087)	(229,866)
Stock-based compensation expense	671,101	781,453
Deferred income taxes	(1,049,325)	(550,328)
Excess tax benefits from stock-based compensation arrangements	(138,780)	(1,202,597)
Changes in operating assets and liabilities:
(Increase) decrease in:
Restricted cash draws	7,518,821	10,082,814
Accounts receivable	(4,186,325)	24,537,183
Accounts receivable retainage	1,201,598	5,692,808
Federal ESPC receivable	(9,673,735)	(14,070,137)
Inventory	(1,992,174)	(140,865)
Costs and estimated earnings in excess of billings	18,619,861	17,780,552
Prepaid expenses and other current assets	875,763	2,825,403
Project development costs	(1,644,638)	(831,959)
Other assets	153,721	(174,600)
Increase (decrease) in:
Accounts payable, accrued expenses and other current liabilities	(38,098,250)	(20,527,498)
Billings in excess of cost and estimated earnings	961,897	897,751
Other liabilities	(1,368,603)	870,642
Income taxes payable	(1,065,754)	606,671
Net cash (used in) provided by operating activities	(25,703,476)	33,208,761
Cash flows from investing activities:
Purchases of property and equipment	(1,094,380)	(1,276,533)
Purchases of project assets	(12,855,786)	(10,002,946)
Grant awards and rebates received on project assets	1,290,934	3,838,766
Acquisition, net of cash received	(1,808,085)	—
Net cash used in investing activities	(14,467,317)	(7,440,713)
Cash flows from financing activities:
Excess tax benefits from stock-based compensation arrangements	138,780	1,202,597
Book overdraft	—	(7,297,122)
Payments of financing fees	(40,218)	(20,325)
Proceeds from exercises of options	855,149	1,063,432
Payments of senior secured credit facility	—	(6,428,571)
Non-controlling interest	(65,301)	7,700
Restricted cash	(639,472)	(1,430,592)
Payments on long-term debt	(3,805,781)	(807,464)
Net cash used in financing activities	(3,556,843)	(13,710,345)
Effect of exchange rate changes on cash	1,343,251	100,293
Net (decrease) increase in cash and cash equivalents	(42,384,385)	12,157,996
Cash and cash equivalents, beginning of year	63,347,645	26,277,366
Cash and cash equivalents, end of period	$20,963,260	$38,435,362

Exhibit A: Non-GAAP Financial Measures

We define adjusted EBITDA as operating income before depreciation, amortization of intangible assets, impairment and share-based compensation expense. Adjusted EBITDA is a non-GAAP financial measure and should not be considered as an alternative to operating income or any other measure of financial performance calculated and presented in accordance with GAAP. For a reconciliation of adjusted EBITDA to operating income, the most directly comparable financial measure prepared in accordance with GAAP, please see Other Non-GAAP Disclosure in the tables above.
We believe adjusted EBITDA is useful to investors in evaluating its operating performance for the following reasons: adjusted EBITDA and similar non-GAAP measures are widely used by investors to measure a company’s operating performance without regard to items that can vary substantially from company to company depending upon financing and accounting methods, book values of assets, capital structures and the methods by which assets were acquired; securities analysts often use adjusted EBITDA and similar non-GAAP measures as supplemental measures to evaluate the overall operating performance of companies; and by comparing our adjusted EBITDA in different historical periods, investors can evaluate our operating results without the additional variations of depreciation and amortization expense, and share-based compensation expense.
Our management uses adjusted EBITDA: as a measure of operating performance, because it does not include the impact of items that we do not consider indicative of our core operating performance; for planning purposes, including the preparation of our annual operating budget; to allocate resources to enhance the financial performance of the business; to evaluate the effectiveness of our business strategies; and in communications with the board of directors and investors concerning our financial performance.
We understand that, although measures similar to adjusted EBITDA are frequently used by investors and securities analysts in their evaluation of companies, adjusted EBITDA has limitations as an analytical tool, and investors should not consider it in isolation or as a substitute for GAAP operating income or an analysis of our results of operations as reported under GAAP. Some of these limitations are: adjusted EBITDA does not reflect the Company’s cash expenditures or future requirements for capital expenditures or other contractual commitments; adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs; adjusted EBITDA does not reflect stock-based compensation expense; adjusted EBITDA does not reflect cash requirements for income taxes; adjusted EBITDA does not reflect net interest income (expense); although depreciation, amortization and impairment are non-cash charges, the assets being depreciated, amortized or impaired will often have to be replaced in the future, and adjusted EBITDA does not reflect any cash requirements for these replacements; and other companies in our industry may calculate adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.
To properly and prudently evaluate our business, we encourage investors to review our GAAP financial statements included above, and not to rely on any single financial measure to evaluate our business. Please refer to the above reconciliation of adjusted EBITDA to operating income, the most directly comparable GAAP measure.